Exhibit 10

                                   Law Offices
                           DRINKER BIDDLE & REATH LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757

                                December 9, 1998


The RBB Fund, Inc.
Bellevue Park Corporate Center
400 Bellevue Parkway, Suite 100
Wilmington, Delaware  19809

                  RE: SHARES REGISTERED BY POST-EFFECTIVE AMENDMENT NO. 64 TO REGISTRATION STATEMENT ON FORM N-1A (FILE NO. 33-20827)
                       --------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to The RBB Fund, Inc. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 64 (the "Amendment") to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"). The Board of Directors of the Company has authorized the issuance and sale by the Company of the following classes and numbers of shares of common stock, $.001 par value per share (collectively, the "Shares"), with respect to the Company's Money Market, Municipal Money Market, Government Obligations Money Market, New York Municipal Money Market, Government Securities, Boston Partners Large Cap Value, Boston Partners Mid Cap Value, Boston Partners Bond and Boston Partners Micro Cap Value Portfolios:

  PORTFOLIO             CLASS                      AUTHORIZED SHARES
  ---------             -----                      -----------------

Money Market        Class L                          1.5 billion
                    Class G                          500 million
                    Class Janney Money               3 billion
                    Class Select                     700 million
                    Class I                          1.5 billion
                    Class Principal Money            700 million
                    Class Delta 1                    1 million
                    Class Epsilon 1                  1 million
                    Class Zeta 1                     1 million
                    Class Eta 1                      1 million
                    Class Theta 1                    1 million

   PORTFOLIO                     CLASS                     AUTHORIZED SHARES
   ---------                     -----                     -----------------

Municipal Money Market          Class M                         500 million
                                Class H                         500 million
                                Class Janney Muni               200 million
                                Class J                         500 million
                                Class Beta 2                    1 million
                                Class Gamma 2                   1 million
                                Class Delta 2                   1 million
                                Class Epsilon 2                 1 million
                                Class Zeta 2                    1 million
                                Class Eta 2                     1 million
                                Class Theta 2                   1 million

Gov't Obligations Money         Class N                         500 million
                                Class Janney Government         700 million
                                Class K                         500 million
                                Class Beta 3                    1 million
                                Class Gamma3                    1 million
                                Class Delta 3                   1 million
                                Class Epsilon 3                 1 million
                                Class Zeta 3                    1 million
                                Class Eta 3                     1 million
                                Class Theta 3                   1 million

New York Municipal Money        Class O                         500 million
                                Class Janney N.Y.               100 million
                                Class Beta 4                    1 million
                                Class Gamma 4                   1 million
                                Class Delta 4                   1 million
                                Class Epsilon 4                 1 million
                                Class Zeta 4                    1 million
                                Class Eta 4                     1 million
                                Class Theta 4                   1 million

Government Securities           Class P                         100 million

Boston Partners Large Cap       Class QQ                        100 million
                                Class RR                        100 million

Boston Partners Mid Cap         Class UU                        100 million
                                Class TT                        100 million

  PORTFOLIO                         CLASS                   AUTHORIZED SHARES
  ---------                         -----                   -----------------

Boston Partners Bond              Class VV                       100 million
                                  Class WW                       100 million

Boston Partners Micro Cap         Class DDD                      100 million
                                  Class EEE                      100 million


The Amendment seeks to register an indefinite number of the Shares.

                  We have reviewed the Company's Certificate of Incorporation, ByLaws, resolutions of its Board of Directors, and such other legal and factual matters as we have deemed appropriate. This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

                  We assume that, prior to the effectiveness of the Amendment under the 1933 Act, the Company will have filed with the Maryland Department of Assessments and Taxation all necessary documents (the "Documents") to authorize, classify and establish the Shares.

                  Based upon and subject to the foregoing, it is our opinion that the Shares, when issued for payment as described in the Company's Prospectuses offering the Shares and in accordance with the Company's Articles of Incorporation and the Documents for not less than $.001 per share, will be legally issued, fully paid and non-assessable by the Company.

                  We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 64 to the Company's Registration Statement.

                                               Very truly yours,



                                               /S/ DRINKER BIDDLE & REATH LLP
                                               ------------------------------
                                               DRINKER BIDDLE & REATH LLP